Sentinel Variable Products Trust

Supplement dated March 30, 2016

to the Prospectus dated April 30, 2015

Effective March 30, 2016, the section of the Prospectus titled “Pricing Fund Shares” is hereby deleted and replaced with the following:

Net asset value for each Fund is calculated each day that the New York Stock Exchange ("NYSE") is open, as of the close of business on the NYSE, based on prices at the time of closing of regular trading. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares.

Equity securities that are traded on a national or foreign securities exchange and over-the-counter ("OTC") securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open. ETFs will be valued at their most recent closing price.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives and cleared derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund's pricing time but after the close of the securities' primary markets, including an unscheduled early closing of a primary exchange or when trading in a particular security is halted during the day and does not resume prior to the time a Fund’s net asset value is calculated, will be fair valued under procedures adopted by the Funds' Board of Trustees. The Board has delegated this responsibility to the Sentinel Valuation Committee (the "Valuation Committee"), established by Sentinel and subject to the Board's review and supervision.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds' custodian bank and fund accounting service provider, State Street Bank and Trust Company ("SSB"). Sentinel Administrative Services, Inc., the Funds' administrator and a subsidiary of Sentinel, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and Sentinel Administrative Services, Inc. perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by Sentinel for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc. believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.